UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 30, 2004

Checkers Drive-In Restaurants, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19649	58-1654960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 West Cypress Street, Suite 600, Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (813) 283-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On September 1, 2004, Checkers Drive-In Restaurants, Inc. (the “Company”), issued the attached press release, indicating that on August 30, 2004 it consummated the sale of twelve (12) Company owned restaurants located in the greater Atlanta, Georgia market to one of its existing franchisees, National Restaurant Development, Inc. (“National Restaurant”), pursuant to the terms and conditions set forth in two Asset Purchase Agreements (collectively the “Purchase Agreements”) with National Restaurant and Aziz Hashim, dated May 2004, and, as amended on August 30, 2004. Prior to the execution of the Purchase Agreements, National Restaurants owned and operated 22 Checkers Drive-In and/or Rally’s Restaurants. The press release announcing the sale of the restaurants in the Atlanta, Georgia market is filed as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated September 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.

By:	/s/ Keith E. Sirois
Name:	Keith E. Sirois
Title:	Chief Executive Officer and President
Dated:	September 3, 2004

EXHIBIT INDEX

Exhibit	Description
99.1.	Press Release, dated September 1, 2004